CONSOLIDATED STATEMENTS OF OPERATIONS (USD $)	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013
REVENUE
Equipment Sales	$ 1,558,723	$ 2,691,916
Service Revenue	579,940	608,157
Other Revenue	47,080	45,144
Total Revenue	2,185,743	3,345,217
COST OF REVENUE	1,612,213	2,729,350
GROSS PROFIT	573,530	615,867
OPERATING EXPENSES
General & Administrative	5,533,214	6,574,682
Impairment of Goodwill	0	841,000
Total Operating Expenses	5,533,214	7,415,682
LOSS FROM OPERATIONS	(4,959,684)	(6,799,815)
OTHER INCOME (EXPENSE)
Foreign Currency Gain (Loss)	14,160	10,496
Gain (Loss) on Derivatives	100,598	(241)
Interest Income	15,839	2,135
Interest Expense	(478,585)	(83,625)
Loss on Debt Conversion	(333,675)	0
Total Other Income (Expense)	(681,663)	(71,235)
LOSS BEFORE INCOME TAXES	(5,641,347)	(6,871,050)
BENEFIT (PROVISION) FOR INCOME TAXES	(15,826)	69,336
NET LOSS	$ (5,657,173)	$ (6,801,714)
BASIC AND DILUTED LOSS PER SHARE	$ (0.21)	$ (0.27)
WEIGHTED AVERAGE SHARES	27,054,450	24,735,921